UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2004

          First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-11242	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 N. Sixth Street, Indiana, PA	15701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (724) 349-7220

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits
Exhibit 99.1 First Commonwealth Financial Corporation - President and CEO's Letter to Shareholders mailed August 19, 2004

Item 9.   REGULATION FD DISCLOSURE

On August 19, 2004, the President and CEO of First Commonwealth Financial Corporation sent a letter to shareholders announcing the Corporation's earnings for the three and six month periods ended June 30, 2004.  A copy of this letter and the related financial disclosures are furnished herein as exhibit 99.1.

Dated:  August 20, 2004

                             FIRST COMMONWEALTH FINANCIAL CORPORATION

                             By:  /S/JOHN J. DOLAN
                                  John J. Dolan
                                  Executive Vice President and
                                  Chief Financial Officer